Q2 2024 Results

2 TABLE OF CONTENTS Legal Disclosures 3 – 4 Guiding Principles & Social Impact 5 – 6 Business First Bancshares, Inc. Overview 7 – 12 Liquidity and Deposits 13 Securities Portfolio 14 Branches & Smith Shellnut Wilson 15 – 16 Financial Results Q2 2024 Financial Results 18 – 19 Stable Credit Performance 20 Yield/Rate Analysis 21 – 22 Loan Portfolio Operating Loan Growth 24 Loan Composition 25 – 28 Appendix 30 – 38

3 LEGAL DISCLOSURES Special Note Concerning Forward-Looking Statements This investor presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 1, 2024 (as may be amended in the Company’s Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Non-GAAP Financial Measures This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

4 LEGAL DISCLOSURES Additional Information and Where to Find It This communication is being made with respect to the proposed transaction involving BFST and Oakwood. This material is not a solicitation of any vote or approval of the Oakwood shareholders and is not a substitute for the proxy statement/prospectus or any other documents that BFST and Oakwood may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the proposed transaction between BFST and Oakwood, BFST has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a proxy statement of Oakwood and a prospectus of BFST, as well as other relevant documents concerning the proposed transaction. Before making any voting or investment decisions, investors and shareholders are urged to read carefully the Registration Statement and the proxy statement/prospectus regarding the proposed transaction, as well as any other relevant documents filed with the SEC and any amendments or supplements to those documents, because they will contain important information. Oakwood will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider BFST’s public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about BFST, may be obtained, free of charge, as they become available at the SEC’s website at www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from BFST at www.b1BANK.com. Copies of the proxy statement/prospectus can also be obtained, when they become available, free of charge, by directing a request to Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, LA 70801, Attention: Corporate Secretary, Telephone: 225-248-7600. Participants in the Solicitation BFST, Oakwood and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of Oakwood’s shareholders in connection with the proposed transaction. Information about BFST’s directors and executive officers is available in its definitive proxy statement relating to its 2024 annual meeting of shareholders, which was filed with the SEC on April 10, 2024, and other documents filed by BFST with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of Oakwood’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

5 GUIDING PRINCIPLES b1BANK’s five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve.

6 SOCIAL IMPACT 2024 YTD Total Volunteerism: • 2,744 Hours • 270 hours of financial literacy education and non-profit service • Partnership through b1BANK Financial Institutions Group • Partner with Minority Deposit Institutions (MDI) by helping with correspondent banking services, specialized expertise, supplier network access and investment. Each partnership is unique based on the MDI’s needs. • Through 2024: 14 bank partners 2021 Inception Through June 2024: • Mentored 686 businesses • Conducted training classes to help 2,930 entrepreneurs start or grow their business Project REACh b1 FOUNDATION b1COMMUNITY 2,744 Volunteer Hours 686 Businesses Mentored

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (Nasdaq)

Market Capitalization: $555 million (as of June 30, 2024)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Diversified commercial-focused bank with $6.7 billion in assets and operations in Louisiana, Texas and Mississippi including; 39 legacy Louisiana full-service banking centers(5), one loan production office, 10 metro-focused Texas banking centers and one registered investment advisory in Ridgeland, MS
- #1 deposit market share in Louisiana for Louisiana-headquartered banks(1)
- Texas markets represents 36% of credit exposure, as of 6/30/24
- Diversified deposit base with 106,143 accounts with an average balance of $52,417 and an organic deposit growth CAGR of ~17% since 4Q15(2)
- Since 2018, completed three equity capital raises including IPO totaling $151.0 million of additional capital in addition to two subordinated debt issuances totaling $77.5 million.
- During Q2, strengthened the North Texas franchise by announcing the acquisition of Oakwood Bancshares, Inc. and Oakwood Bank, in an all-stock transaction valued at approximately $85.7 million; as of Q1'24, Oakwood had $840 million in total assets, $676 million in total loans, and $726 million in total deposits

Financial Highlights of 2Q24 ($ millions)	
Assets	$6,704
Gross Loans Held for Investments	$5,163
Deposits	$5,564
Loan-to-Deposit Ratio	92.8%
ROAA	0.95%
ROACE	10.94%
Core ROAA(3)	0.98%
Core ROACE(3)	11.22%
NPLs/Total Loans(HFI)	0.43%
Tier 1 Risk-based Capital Ratio(4)	10.57%
Tier 1 Leverage Ratio(4)	9.49%
Total Risk-based Capital Ratio(4)	12.88%
TCE/TA(3)	7.43%



DALLAS
SHREVEPORT
MONROE
JACKSON
HOUSTON
LAKE CHARLES
LAFAYETTE
BATON ROUGE
NEW ORLEANS
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES

BFST operates 50 locations including 49 full-service banking centers(5) and 1 LPO across Louisiana and Texas

(1) Deposit market share is as of June 30, 2023, per FDIC data.
(2) Jumbo deposits reflects total deposits of $250 thousand or greater. Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and includes brokered deposits.
(3) Non-GAAP financial measure. See appendix for applicable reconciliation.
(4) Preliminary consolidated capital ratios as of June 30, 2024.
(5) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.

7

8 EXECUTIVE MANAGEMENT Jude Melville Director, President and CEO Age: 49 Year Started at BFST: 2006 Philip Jordan EVP, Chief Banking Officer Age: 52 Year Started at BFST: 2008 Keith Mansfield EVP, Chief Operations Officer Age: 48 Year Started at BFST: 2016 Chad Carter EVP, Correspondent Banking Age: 41 Year Started at BFST: 2011 Gregory Robertson EVP, Chief Financial Officer Age: 52 Year Started at BFST: 2011 Heather Roemer SVP, Chief of Staff Age: 43 Year Started at BFST: 2009 Saundra Strong EVP, General Counsel Age: 46 Year Started at BFST: 2021 Kathryn Manning EVP, Chief Risk Officer Age: 37 Year Started at BFST: 2013 Warren McDonald EVP, Chief Credit Officer Age: 57 Year Started at BFST: 2006 Jerry Vascocu EVP, Chief Administrative Officer Age: 51 Year Started at BFST: 2022

9 DIVERSIFIED FOOTPRINT Note: Dollars in millions. Financial data as of June 30, 2024. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. (1) Banking Center count includes one standalone ITM. (2) Excludes standalone ITM from Deposits / Banking Center calculation. Dallas Fort Worth Region # of Banking Centers: 5 Total Loans: $1,400.9 Total Deposits: $394.3 Deposits / Banking Center: $78.9 Houston Region # of Banking Centers: 5 Total Loans: $458.3 Total Deposits: $552.1 Deposits / Banking Center: $110.4 Southwest Louisiana Region # of Banking Centers: 13 Total Loans: $550.4 Total Deposits: $1,111.6 Deposits / Banking Center: $85.5 Bayou Region # of Banking Centers: 6 Total Loans: $321.8 Total Deposits: $659.5 Deposits / Banking Center: $109.9 Greater New Orleans Region # of Banking Centers: 2 # of LPOs: 1 Total Loans: $786.7 Total Deposits: $352.9 Deposits / Banking Center: $176.5 Capital Region # of Banking Centers: 9 Total Loans: $715.0 Total Deposits: $877.0 Deposits / Banking Center: $97.4 North Louisiana Region # of Banking Centers(1): 9 Total Loans: $914.9 Total Deposits: $870.1 Deposits / Banking Center(2): $108.8

10 LONG-TERM PROFITABILITY Note: Dollars in millions, except for per share data. (1) Non-GAAP financial measure. See appendix for applicable reconciliation. (1) (1) (1) (1) (1) Diluted EPS Available to Common Shareholders Tangible Book Value Per Share Net Income Available to Common Shareholders Efficiency Ratio

DEPOSIT GROWTH THROUGH ORGANIC AND M&A STRATEGY

- **Deposit strategy reflects consistent organic growth augmented with opportunistic M&A**
- **Total deposit CAGR of ~24% since Q4'15**
- **Organic deposit CAGR of ~17% since Q4'15 (excluding acquired deposits)[(2)]**



2018
Acquired $554M deposits in 2018 (Minden & Richland)
$134M organic growth in total deposits in 2018[(2)]
2020
Acquired Pedestal and $1.2B in total deposits in 2020
$668M organic growth in total deposits in 2020[(2)]
2022
Acquired Texas Citizens and $477M in total deposits in 2022
$304M organic growth in total deposits in 2022[(2)]
$904
$904
$933
$933
$1,056
$1,056
$1,734
$554
$1,180
$1,782
$1,782
$3,617
$1,175
$2,442
$4,077
$4,077
$4,820
$477
$4,343
$5,249
$5,249
$5,573
$5,573
$5,564
$5,564
Q4'15
Q4'16
Q4'17
Q4'18
Q4'19
Q4'20
Q4'21
Q4'22
Q4'23
Q1'24
Q2'24
Organic Deposits
Acquired Deposits

(amounts in actuals)	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q4'23	Q1'24	Q2'24
Non-Jumbo Deposit Accounts	15,312	15,539	15,608	41,064	37,508	90,963	89,359	97,740	101,546	101,609	102,988
Jumbo Deposit Accounts[(1)]	448	502	612	987	1,001	1,902	2,300	2,714	3,009	3,096	3,155
Total Deposit Accounts[(1)]	**15,760**	**16,041**	**16,220**	**42,051**	**38,509**	**92,865**	**91,659**	**100,454**	**104,555**	**104,705**	**106,143**
Avg. Total Deposit Account Bal.	**$ 57,375**	**$ 58,151**	**$ 65,076**	**$ 41,234**	**$ 46,275**	**$ 38,946**	**$ 44,483**	**$ 47,986**	**$ 50,201**	**$ 53,223**	**$ 52,417**

Note: Dollars in millions, unless otherwise noted. Above deposit information reflects b1BANK bank-level balances. Jumbo deposits reflects total deposits of $250 thousand or greater.

(1) b1BANK deposit accounts excludes 5 Business First Bancshares Holding Company accounts with the Bank subsidiary.

(2) Includes brokered deposits.

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PROVEN M&A TRACK RECORD

- **BFST has a proven M&A track record and has successfully closed and integrated five whole-bank acquisitions and one non-bank RIA acquisition since 2015**
- **Average time-to-close of 149 days (announcement to close) for BFST compares favorably to industry average of 161 days(1)**
  - **Excluding American Gateway, average time-to-close is 124 days**
- **27% total asset CAGR, 33% core net income CAGR, and 14% core EPS CAGR since commencing BFST's M&A strategy**
- **Significant improvement in profitability over the last 9.5 years, with core ROAA improving from 0.58% in 2014 to 0.94%(3) and core efficiency ratio improving from 76.5% to 64.1%(3) over the same timeframe**



Oakwood Bancshares
Announced 4/25/24
$840MM in assets(4)
6 locations
$85.7 million deal value(4)
Texas Citizens Bancorp
Closed 3/1/22
$546MM in assets
6 locations acquired
$54.8MM deal value
131 days to close transaction
Pedestal Bancshares
Closed 5/1/20
$1.26B in assets
22 locations acquired
$128.3MM deal value
100 days to close transaction
Richland State Bancorp
Closed 11/30/18
$307MM in assets
8 locations acquired
$44.7MM deal value
179 days to close transaction
Minden Bancorp
Closed 1/1/18
$315MM in assets
2 locations acquired
$56.5MM deal value
87 days to close transaction
American Gateway
Closed 3/31/15
$366MM in assets
10 locations acquired
$47.2MM deal value
250 days to close transaction

	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	Q2'24 TTM	9.5-Year CAGR
Total Assets	$ 687	$ 1,077	$ 1,106	$ 1,322	$ 2,099	$ 2,276	$ 4,175	$ 4,733	$ 5,990	$ 6,585	$ 6,704	27%
Core Net Income(2)	$ 4.4	$ 4.1	$ 5.1	$ 3.1	$ 16.8	$ 24.6	$ 37.5	$ 53.9	$ 57.6	$ 66.3	$ 63.9	33%
Core Diluted EPS(2)	$ 0.72	$ 0.73	$ 0.70	$ 0.39	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 2.62	$ 2.51	14%
Core ROAA(2)	0.58%	0.51%	0.45%	0.26%	1.00%	1.15%	1.09%	1.22%	1.05%	1.05%	0.94%	---
Core Efficiency Ratio(2)	76.5%	77.6%	81.1%	77.7%	66.9%	63.4%	61.1%	60.6%	62.8%	61.9%	64.1%	---

Note: Dollars in millions, except per share data.
(1) Industry average time-to-close reflects all U.S. based whole-bank transactions announced since January 1, 2000, with announced deal value of $10 million or greater. (Source: S&P Global Market Intelligence).
(2) Non-GAAP financial measure. See appendix for applicable reconciliation. Core earnings measures exclude merger charges, gain/loss on sale of securities, gain/loss on sale of former bank branches, among other non-core items.
(3) Non-GAAP financial measure. See appendix for applicable reconciliation. Reflects TTM results as of June 30, 2024.
(4) Consolidated total assets for Oakwood Bancshares, Inc. as of March 31, 2024. Reflects transaction value at announcement.

12

13 LIQUIDITY AND DEPOSITS Deposit Composition Non-Interest Bearing NOW & Int. Bearing DDA MMDA & Savings Time Deposits • Bolstered cash reserves in 2023 in response to tighter monetary policy and continued to carry higher balances in 2Q24 at 4.80% to total assets. • Remain focused on core deposits, which represent over 82% of total deposits. • Continue to take advantage of wholesale funding alternatives to optimize interest costs and liquidity, utilizing FHLB and the brokered deposit market. Paid off $75.1 million of brokered deposits in 2Q24. • Ample contingent liquidity available of over $3 billion at 6/30/2024, to supplement core deposit growth as needed. $5.56B Note: Dollars in millions. Data as of June 30, 2024. Historical Deposit Composition Liquidity Sources FHLB Borrowings Capacity 1,245$ Unencumbered Securities 544$ Cash Reserves 208$ Fed Funds Sold 114$ Fed Funds Lines Available 145$ FRB Discount Window 851$ Total 3,107$

14 SECURITIES PORTFOLIO AFS Securities Portfolio• Portfolio serves as a source of on-balance sheet liquidity and provides interest income stability during times of declining rates. • With the relatively high-rate environment, the Bank is reinvesting portfolio cash flows and taking opportunities to modestly grow the portfolio as liquidity allows. • Total portfolio as of 2Q24 was $961.0 million in AFS, of which agency mortgage-backed securities (MBS) and A-rated municipal securities were the largest components. - 2Q24 weighted average yield of 2.42% - Weighted average life of 4.80 years - Estimated effective duration of 3.84 years $961.0M Note: Dollars in millions. Data as of June 30, 2024. Book Market Net Unrealized Value Value Gain / (Loss) Municipal Securities 316.5$ 285.7$ (30.8)$ Mortgage-Backed Securities 567.0 519.0 (48.0)$ Corporate & Other Securities 49.6 44.6 (5.0)$ U.S. Government Agencies / Treasuries 27.9 25.7 (2.2)$ Total AFS Securities 961.0$ 875.0$ (85.9)$ Deferred Tax Impact 18.2$ Other Equities Unrealized Gain/Loss -$ Accumulated Other Comprehensive Income/Loss (67.8)$

OPTIMIZING BRANCH NETWORK AND INFRASTRUCTURE INVESTMENTS

BFST Footprint[1]



Denton
McKinney
Plano
Fort Worth
Dallas
Waco
Killeen
Austin
Houston
Beaumont
Shreveport
Minden
Louisiana
Alexandria
Eunice
Lake Charles
Baton Rouge

b1BANK (Organic / De Novo) (14 active[2] / 2 closed)	Blue	**Richland** (5 active[3] / 2 sold / 1 closed)	Purple
American Gateway (6 active / 4 closed)	Orange	**Pedestal** (17 active / 1 Sold / 4 closed[4])	Yellow
Minden (2 active / 0 closed)	Green	**Texas Citizens** (5 active / 1 closed)	Navy
Closed, Sold, or Consolidated (2 legacy / 13 acquired / 1 De Novo LPO)	✕	**Loan Production Office (LPO)** (1 active / 1 consolidated)	★

Banking Center Activity – 2Q24

- ✓ Opened Bluebonnet Banking Center in Baton Rouge, LA
- ✓ Relocated one Lake Charles Banking Center to a higher traffic location on Ryan Street

December 31, 2014

6 Locations

- ✓ 6 full-service Banking Centers
- ✓ ~$98MM avg. total deposits per Banking Center

+

60 Added

- ✓ 48 acquired Banking Centers
- ✓ 6 De Novo Banking Centers
- ✓ 6 De Novo LPOs (4 LPOs converted to full-service, 1 LPO consolidated into existing Banking Center)

−

16 Closed or Sold

- ✓ 2 legacy b1BANK Banking Centers closed
- ✓ 1 LPO consolidated into existing location
- ✓ 10 acquired Banking Centers closed
- ✓ 3 acquired Banking Centers sold for a gain

=

June 30, 2024

50 Locations

- ✓ 49 Banking Centers[3]
- ✓ 1 active LPOs
- ✓ ~$116MM avg. total deposits per Banking Center[5]
- ✓ ~50% increase in average NIB deposits per Banking Center[6]

Data Source: S&P Global Market Intelligence.
(1) Reflects b1BANK branch network, including all acquired, closed/divested, and de novo Banking Centers.
(2) Includes four legacy b1BANK locations that converted from LPO to full-service Banking Centers. Includes five DFW Banking Centers.
(3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.
(4) Excludes one location sold by Pedestal prior to closing.
(5) Excludes active LPO and Rayville, LA standalone ITM from calculation.
(6) Represents aggregate growth in average noninterest bearing deposits per Banking Center from December 31, 2014, to June 30, 2024. Excludes active LPO and Rayville, LA standalone ITM from calculation.

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SMITH SHELLNUT WILSON (SSW)

SMITH SHELLNUT WILSON
AN AFFILIATE OF b1BANK

- April 1, 2021 – Smith Shellnut Wilson, LLC (SSW) was acquired by b1BANK and operates as a wholly-owned subsidiary of b1BANK
- SSW is a Mississippi limited liability company and registered investment advisor, with its principal office located in Ridgeland, Mississippi
- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, high-net worth individuals, trusts and business entities
- As of June 30, 2024, SSW maintained ~$6.10 billion in AUM(1) (~$4.86 billion bank AUM(1), ~$1.22 billion non-bank AUM)
- For 2Q24, 42% of total AUM fees were represented by banks and credit unions
  - Remaining 58% of AUM fees are comprised of high-net worth individuals and other relationships
- As of June 30, 2024, provides portfolio management services for 49 bank clients(1)

Average Quarterly AUM(2) ($ in Millions)


Bank AUM (excl. b1BANK)
Non-Bank AUM
Bank Clients
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24
$3,615 $3,971 $4,452 $5,516 $6,192 $6,244 $6,721 $6,933 $6,815 $6,584 $6,378 $6,131 $6,082
1,129 1,176 1,119 1,104 1,059 1,049 1,072 1,122 1,153 1,163 1,183 1,225 1,233
2,485 2,795 3,333 4,413 5,133 5,195 5,649 5,811 5,662 5,421 5,194 4,906 4,849
22 25 26 30 45 48 49 50 50 50 50 48 49

~17% CAGR in Average Total AUM since closing

Note: AUM Dollars in millions, unless otherwise noted.
(1) Includes bank and credit union AUM. Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios.
(2) Calculation of quarterly average AUM based on methodology in computing fees and reflects average quarterly AUM balances for the three-months ended for non-bank clients and four-months ended for bank clients.

16

17 Financial Results

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024
Profitability	Diluted Earnings per Common Share	$0.73	$0.76	$0.57	$0.48	$0.62
	ROAA	1.18 %	1.17 %	0.88 %	0.74 %	0.95 %
	ROACE	13.99	14.16	10.54	8.51	10.94
	Net Interest Margin	3.63	3.61	3.50	3.32	3.45
	Efficiency Ratio[1]	60.76	59.23	63.36	69.80	65.14
	Net Income Available to Common Shareholders in thousands	$18,389	$19,104	$14,474	$12,220	$15,856
	Core Pre-Tax, Pre-Provision Income[1] in thousands	$24,770	$25,123	$23,444	$19,061	$23,494
	Core Diluted Earnings Per Common Share[1]	$0.70	$0.70	$0.66	$0.50	$0.64
	Core ROAA[1]	1.13 %	1.10 %	1.03 %	0.77 %	0.98 %
	Core ROACE[1]	13.50	13.32	12.27	8.92	11.22
	Net Interest Margin excluding loan discount accretion[1]	3.49	3.46	3.38	3.27	3.34
	Core Efficiency Ratio[1]	61.54	60.58	62.59	68.68	64.50
Capital	Tier 1 Leverage Ratio[2]	9.35 %	9.31 %	9.52 %	9.38 %	9.49 %
	Total Risk-Based Capital Ratio[2]	12.49 %	12.71 %	12.85 %	12.78 %	12.88 %
	Tangible Common Equity / Tangible Assets[1]	6.73 %	6.76 %	7.28 %	7.19 %	7.43 %
	Tangible Book Value Per Share[1]	$16.87	$17.03	$18.62	$18.61	$19.22
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.36 %	0.33 %	0.34 %	0.43 %	0.43 %
	Allowance for Credit Losses / Loans (Excl. HFS)	0.93	0.90	0.88	0.88	0.86
	ACL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.28	1.20	1.12	1.10	1.05
	NCOs / Average Loans	0.01	0.04	0.02	0.01	0.03

- During Q2, strengthened the North Texas franchise by announcing the acquisition of Oakwood Bancshares, Inc. and Oakwood Bank, in an all-stock transaction valued at approximately $85.7 million
  - As of Q1'24, Oakwood had $840 million in total assets, $676 million in total loans and $726 million in total deposits among six locations.
- Margin improvement was led by approximately $201 million in loans that paid off during the quarter with a weighted average rate of 7.4% and $428 million new and renewed loan originations with a weighted average rate of 8.7%.
- Organic deposit origination remained strong with $158 million in Money Market accounts and $33 million in Noninterest-bearing accounts allowing for the payoff of $75.1MM in brokered deposits with a weighted rate of 5.16%.
- Investments in Non-interest income revenue initiatives are showing early signs of success with SBA and Swap revenue during the quarter.

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of June 30, 2024.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

18

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	6/30/2024	Change vs. 3/31/2024	Change vs. 6/30/2023	Q2'24 Highlights
Gross Loans (Excl. HFS)	$5,162.9	1%	5%	Organic loan growth of 1.45% for the quarter (5.85% Annualized) led by C&I ($93.4 million) and a reduction in C&D (-$24.6 million) and CRE (-$17.8 million). Year-over-year loan growth ($264.1 million) was headlined by organic growth in DFW, SWLA and Capital regions maintaining our Texas exposure at 36%.
ACL + Fair Value Discount on Acquired Loans	$54.2	-3%	-14%	ACL + Fair Value Discount on acquired loans as a percentage of total loans of 1.05%. Loan purchase discount decreased by approximately $1.7 million.
Investment Securities	$875.0	0%	0%	The slight quarterly improvement in fair market value was due to positive fair value adjustments ($4.9 million).
Deposits	$5,563.7	0%	11%	Deposits decreased $9.1 million (0.16%, or 0.66% Annualized) during Q2 mostly attributable to $24.2 million contraction in interest-bearing deposits partially offset by $15.2 million growth in noninterest-bearing deposits. The interest-bearing contraction was mostly due to $75.1 million of strategic reductions of brokered deposits.
Borrowings	$428.5	0%	-46%	Borrowings decreased $1.8 million for the quarter. The year-over-year decline of $365.7 million was mostly due to the payoff of a $300.0 million BTFP advance in March as well as paydowns of FHLB advances of $57.0 million.
Total Equity	$664.5	2%	11%	Increase in equity for the quarter was driven by $15.9 million net income available to common shareholders as well as a $3.9 million improvement in AOCI for Q2. The annual increase was driven by $61.7 million net income available to common shareholders as well as a $13.5 million AOCI improvement.

Balance Sheet Ratios, $ actual	Actual 6/30/2024	Actual 3/31/2024	Actual 6/30/2023	Highlights
Total Risk-Based Capital Ratio[(1)]	12.88 %	12.78 %	12.49 %	The improvement in the risk-based capital ratio was attributable to retained earnings supporting loan growth.
Tangible Common Equity / Tangible Assets[(2)]	7.43 %	7.19 %	6.73 %	Improvement for the quarter and year are due to retention of earnings coupled with a positive AOCI changes.
Tangible Book Value Per Share[(2)]	$19.22	$18.61	$16.87	TBV improved from the linked quarter and is attributed to $15.9 million net income available to common shareholders and a $3.9 million improvement in AOCI. TBVPS growth excluding AOCI of 8.64% QTD and 8.97% year-over-year show franchise value.
Gross Loans (Excl. HFS) / Deposits	92.80 %	91.32 %	97.69 %	Year-over-year shift was due to focus on organic deposit growth.

(1) Preliminary consolidated capital ratios as of June 30, 2024.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

19

20 ACL & FV Discount(3) Past Due Loans(1) Note: Dollars in millions. Peer average based on average of last five quarters ending 1Q24, Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBK, RRBI, GNTY, VBTX, TCBX, STEL. (1) Past due loans include balances past due 30 days or more and not on a nonaccrual status. (2) Nonperforming loans include loan balances past due 90 days or more as well as loans on a nonaccrual status. (3) Total Loans includes SBA PPP loan balances. STABLE CREDIT PERFORMANCE Nonperforming Loans(2) Net Charge-offs

21 Note: Data is as of June 30, 2024. Chart based on GAAP data. (1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation. YIELD / RATE ANALYSIS (1)

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

48.0% of total loans HFI are floating / variable rate or fixed rate maturing within the next 12-months

98.5% of all floating-rate loans would reprice immediately with another +0.25% shift in interest rates



0.7%
20.5%
17.8%
9.0%
52.0%

	Outstanding Balance ($MM)	Outstanding Balance (% of Total)	Weighted Avg. Rate
Fixed Rate Loans (mature > 1 year)	$ 2,684.4	52.0%	5.53%
Fixed Rate Loans (mature < 1 year)	462.3	9.0%	6.26%
Floating Rate with Floors	918.2	17.8%	8.31%
Floating Rate without Floors	1,057.6	20.5%	8.61%
Adjustable Rate Loans	36.6	0.7%	5.24%
Total	**$ 5,159.2**	**100.0%**	**6.72%**

- 38.3% of total loans HFI are floating rate
  - 98.5% of floating-rate loans would reprice immediately with another +0.25% shift in interest rates
- 77.2% of floating-rate loans float on the WSJ Prime Daily Index
- 65.2% of total loans HFI are fixed rate [1]
  - 9.7% of fixed-rate loans mature within the next 12 months[1]

Maturities by Loan Type

(dollars in millions)	Fixed Rate Loans Maturing Beyond 1-Year: Q3'25	FY 2025	FY 2026	FY 2027	> FY 2027
C&D	$ 12.9	$ 14.9	$ 12.3	$ 103.7	$ 44.5
Owner-Occupied CRE	24.3	29.5	94.6	145.7	389.8
Income Producing CRE	8.4	15.2	171.9	304.2	290.9
C&I	5.2	10.5	60.5	98.2	290.8
Agricultural	2.9	3.0	0.8	0.9	2.8
Farmland	0.7	0.8	7.1	15.2	40.6
1-4 Family	8.6	18.6	71.1	83.9	204.3
Consumer & Other	3.0	5.3	13.6	85.1	54.1
Total	**$ 66.2**	**$ 97.7**	**$ 431.9**	**$ 837.0**	**$ 1,317.8**
Weighted Avg. Rate	**5.50%**	**5.30%**	**5.28%**	**5.16%**	**5.88%**

(dollars in millions)	Fixed Rate Loans Maturing within the next 12-Months: Q3'24	Q4'24	Q1'25	Q2'25	NTM Total
C&D	$ 61.1	$ 8.1	$ 7.3	$ 21.9	$ **98.3**
Owner-Occupied CRE	19.2	7.2	11.3	8.3	**46.0**
Income Producing CRE	23.3	11.1	15.3	7.7	**57.4**
C&I	27.7	20.6	30.4	37.2	**115.9**
Agricultural	0.9	4.6	25.7	3.9	**35.0**
Farmland	7.2	2.5	0.2	5.7	**15.6**
1-4 Family	16.5	8.4	6.0	18.5	**49.4**
Consumer & Other	12.6	8.3	5.1	18.7	**44.7**
Total	**$ 168.5**	**$ 70.7**	**$ 101.2**	**$ 121.9**	**$ 462.3**
Weighted Avg. Rate	**6.93%**	**6.12%**	**6.07%**	**5.58%**	**6.26%**

(dollars in millions)	All Floating Rate Loans, Maturing, Q3'24	FY 2024	FY 2025	FY 2026	> FY 2026
C&D	$ 68.7	$ 160.0	$ 109.3	$ 62.0	$ 27.8
Owner-Occupied CRE	6.8	9.5	17.7	5.1	189.4
Income Producing CRE	18.1	41.8	17.4	34.9	153.5
C&I	171.8	221.7	221.5	69.5	200.3
Agricultural	3.8	4.8	24.4	0.0	3.1
Farmland	10.2	26.6	62.3	6.9	19.5
1-4 Family	10.6	15.7	20.1	12.1	96.9
Consumer & Other	32.8	54.1	38.4	4.1	45.3
Total	**$ 322.9**	**$ 534.1**	**$ 511.2**	**$ 194.7**	**$ 735.7**
Weighted Avg. Rate	**9.04%**	**9.02%**	**8.76%**	**8.74%**	**7.81%**

Note: Dollars in millions. Data is as of June 30, 2024. Loan balances are before accounting adjustments and exclude SBA PPP loan balances.
(1) Includes adjustable-rate loans.

22

23 Loan Portfolio

24 Note: Data is as of June 30, 2024. Dollars in millions. Loan balances are before accounting adjustments. (1) Net operating loans are defined as loans per the general ledger, excluding PPP, deferred costs/fees, corporate and other, overdrafts and loan premium/discount. OPERATING LOAN GROWTH Loan Composition by Region Q2’24 LTM Loan Growth Waterfall 12/31/23 6/30/24

25 Note: Loan composition as of June 30, 2024, based on preliminary FDIC call report data. LOAN COMPOSITION $5.16 billion Total Loan Portfolio Composition Top 5 Exposure Categories Outstanding Unfunded Average NPLs % of Balance Commitment Loan Size Total Loans Commercial $1.44 billion $673 million $344 thousand 0.36% CRE - Owner-Occupied $924 million $42 million $788 thousand 0.25% CRE - Non Owner-Occupied $1.08 billion $74 million $1.75 million 0.06% Construction & Land $637 million $204 million $571 thousand 0.98% 1-4 Family $497 million $12 million $184 thousand 1.22% Total $4.58 billion $1 billion $727 thousand 0.45%

26 LOAN COMPOSITION: COMMERCIAL Note: Data is as of June 30, 2024. Percentages based on loan balances before accounting adjustments. • Commercial loans represent 29.4% of the total loan portfolio • Total commercial loan growth year-over-year of $211.2 million represents 80.0% of all loan growth • Weighted average maturity of the commercial portfolio is 2.32 years Commercial Loans by Collateral Commercial Loans by Region

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



$637.5
million
5.1%
9.0%
15.8%
18.7%
4.9%
11.0%
3.9%
8.1%
13.8%
9.6%

C&D Portfolio	
Raw Land	5.1%
Vacant Residential Lots	9.0%
Vacant Commercial Lots	15.8%
Land Development - Residential	18.7%
Residential Construction - OORE	4.9%
Residential Construction - Non OORE	11.0%
Commercial Construction - Retail	3.9%
Commercial Construction - Office	8.1%
Commercial Construction - Apartment/Multi-Family	13.8%
Commercial Construction - Other	9.6%
Total C&D	**100.0%**

CRE Composition - Owner Occupied



$924.1
million
0.7%
32.6%
24.0%
15.0%
10.3%
17.4%

Owner Occupied CRE Portfolio	
Hotel/Motel	0.7%
Office Building	32.6%
Office/Warehouse	24.0%
Retail	15.0%
Commercial Building	10.3%
Other	17.4%
Total CRE - Owner Occupied	**100.0%**

CRE Composition - Income Producing



$1.08
billion
13.6%
22.1%
3.4%
9.1%
9.7%
26.7%
8.0%
7.5%

Income Producing CRE Portfolio	
Hotel/Motel	13.6%
Office Building	22.1%
Office/Warehouse	3.4%
Warehouse	9.1%
Retail - Single-Tenant	9.7%
Retail - Multi-Tenant	26.7%
Commercial Building	8.0%
Other	7.5%
Total CRE - Income Producing	**100.0%**

C&D by Geography[1]



$637.5
million
15.3%
14.5%
7.4%
5.6%
3.3%
3.1%
3.1%
3.0%
2.7%
2.7%
39.3%

C&D Portfolio	
Dallas, TX	15.3%
Baton Rouge, LA	14.5%
Covington, LA	7.4%
Hammond, LA	5.6%
Friendswood, TX	3.3%
Lake Charles, LA	3.1%
New Orleans, LA	3.1%
Ruston, LA	3.0%
Mandeville, LA	2.7%
Frisco, TX	2.7%
All Other Geographies	39.3%
Total C&D	100.0%

Owner Occupied CRE Geography[1]



$924.1
million
10.6%
8.5%
7.1%
4.0%
3.6%
3.1%
3.1%
3.0%
2.6%
2.6%
51.8%

Owner Occupied CRE Portfolio	
Baton Rouge, LA	10.6%
Houston, TX	8.5%
New Orleans, LA	7.1%
Dallas, TX	4.0%
Lake Charles, LA	3.6%
Houma, LA	3.1%
Bossier City, LA	3.1%
Lafayette, LA	3.0%
Metairie, LA	2.6%
Monroe, LA	2.6%
All Other Geographies	51.8%
Total CRE - Owner Occupied	100.0%

Income Producing CRE Geography[1]



$1.08
billion
10.6%
9.9%
9.0%
8.4%
6.5%
4.6%
4.1%
3.4%
3.1%
2.6%
37.8%

Income Producing CRE Portfolio	
Dallas, TX	10.6%
Baton Rouge, LA	9.9%
Covington, LA	9.0%
Houston, TX	8.4%
Monroe, LA	6.5%
Metairie, LA	4.6%
Lafayette, LA	4.1%
New Orleans, LA	3.4%
Lake Charles, LA	3.1%
Austin, TX	2.6%
All Other Geographies	37.8%
Total CRE - Income Producing	100.0%

C&D Highlights

- $637.5 million total portfolio
- $24.1 million largest relationship[2]
- $573 thousand average loan size
- $284.8 million maturing over the next 12-months[3]
- Dallas, Baton Rouge and Covington represent top 3 geographies within C&D and comprise 37.2% of all C&D loans or $237.3 million

Owner-Occupied Highlights

- $924.1 million total portfolio
- $23.0 million largest relationship[2]
- $791 thousand average loan size
- $55.4 million maturing over the next 12-months[3]
- Baton Rouge, Houston and New Orleans represent top 3 geographies within owner-occupied and comprise 26.2% of all owner-occupied loans or $242.1 million

Income Producing Highlights

- $1.08 billion total portfolio
- $28.1 million largest relationship[2]
- $1.76 million average loan size
- $91.2 million balance maturing over the next 12-months[3]
- Dallas, Baton Rouge and Covington represent top 3 geographies within income producing and comprise 29.5% of all income producing loans or $318.3 million

Note: Dollars in millions. Data is as of June 30, 2024. Percentages based on loan balances before accounting adjustments.
(1) Geographic composition detail reflects borrower zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.
(2) Represents the largest loan in each portfolio net of balances sold to other institutions.
(3) Represents the outstanding principal balance of all loans maturing between July 1, 2024, through June 30, 2025.

27

LOAN COMPOSITION: OFFICE LENDING BY GEOGRAPHY

Office C&D by Geography[1][2]



$637.5MM
Total C&D
95.0% All Other C&D
5.0% Office C&D
$32.1MM
Office
C&D
31.0%
18.8%
13.7%
13.4%
8.9%
14.1%

Office C&D [1][2]	
Friendswood, TX (HOU)	31.0%
Baton Rouge, LA	18.8%
Ruston, LA	13.7%
San Antonio, TX	13.4%
Lake Charles, LA	8.9%
Other Geographies	14.1%
Total Office C&D	**100.0%**

Office C&D Highlights

- $32.1 million total office C&D portfolio comprised of 16 loans in 11 distinct geographies throughout Texas and Louisiana
- Largest C&D office loan is a $10.0 million credit in Friendswood, TX (Houston MSA)
- 100.0% of the office C&D portfolio is risk rated as pass watch or better

Office CRE – Owner-Occupied by Geography[1][2]



$924.1MM
Owner
Occupied
CRE
67.3% All Other Owner Occupied CRE
32.7% Owner Occupied Office CRE
$302.4MM
Owner
Occupied
Office CRE
11.9%
9.9%
6.8%
6.1%
4.9%
60.4%

Owner Occupied Office CRE[1][2]	
Baton Rouge, LA	11.9%
Covington, LA	9.9%
Houston, TX	6.8%
Grapevine, TX (DFW)	6.1%
Houma, LA	4.9%
Other Geographies	60.4%
Total OO Office CRE	**100.0%**

Office CRE Owner-Occupied Highlights

- $302.4 million total office CRE owner-occupied portfolio comprised of 370 loans in 98 distinct geographies throughout Texas and Louisiana
- Largest office CRE owner-occupied loan is a $14.7 million credit in Grapevine (DFW), TX
- 99.7% of the office CRE – owner-occupied portfolio is risk rated as pass watch or better

Office CRE – Income-Producing by Geography[1][2]



$1.08B
Income
Producing
CRE
77.8% All Other Income Producing CRE
22.2% Income Producing Office CRE
$240.1MM
Income
Producing
Office CRE
20.9%
13.5%
10.4%
9.2%
8.5%
37.5%

Income Producing Office CRE[1][2]	
Houston, TX	20.9%
Dallas, TX	13.5%
Baton Rouge, LA	10.4%
Shreveport, LA	9.2%
Metairie, LA (NOLA)	8.5%
Other Geographies	37.5%
Total Inc. Prod. Office CRE	**100.0%**

Office CRE Income Producing Highlights

- $240.1 million total office CRE income-producing portfolio comprised of 168 loans in 53 distinct geographies throughout Texas and Louisiana
- Largest office CRE income producing loan is a $28.1 million credit in Houston, TX
- 99.8% of the office CRE – income-producing portfolio is risk rated as pass watch or better

Note: Dollars in millions, unless otherwise noted. Above loan balances reflect outstanding principal bank balance, net of loan participations, as of June 30, 2024.
(1) Geographic composition detail reflects borrower zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.
(2) Office C&D, Owner-Occupied CRE, and Income-Producing CRE office detail exclude office warehouse loans.

28

29 APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					YTD
	2019	2020	2021	2022	2023	2024
Balance Sheet & Capital						
Total Assets	$2,273,835	$4,160,360	$4,726,378	$5,990,460	$6,584,550	$6,703,889
Gross Loans (Excl. HFS)	1,710,265	2,991,355	3,189,608	4,606,176	4,992,785	5,162,852
Deposits	1,782,010	3,616,679	4,077,283	4,820,345	5,248,790	5,563,670
Total Equity	285,097	409,963	433,368	580,481	644,259	664,530
Tangible Common Equity / Tangible Assets[1]	10.36 %	8.45 %	7.76 %	6.89 %	7.28 %	7.43 %
Tier 1 Leverage Ratio[2]	10.56	8.79	8.14	9.49	9.52	9.49
Total Risk-based Capital Ratio[2]	13.30	--	11.94	12.75	12.85	12.88
Net Loans (Excl. HFS) / Assets	74.68 %	71.37 %	66.87 %	76.25 %	75.21 %	76.40 %
Gross Loans (Excl. HFS) / Deposits	95.97	82.71	78.23	95.56	95.12	92.80
NIB Deposits / Deposits	22.38	32.19	31.66	32.14	24.75	23.55
Commercial Loans / Loans (Excl. HFS)[3]	22.83	21.60	22.62	25.05	27.22	29.45
C&D / Total Risk-Based Capital[4]	95.9 %	106.0 %	117.0 %	109.8 %	91.7 %	84.8 %
CRE / Total Risk-Based Capital[4]	222.4	262.0	250.1	272.1	253.5	248.0
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	0.53 %	0.35 %	0.41 %	0.25 %	0.34 %	0.43 %
NPAs / Assets (Excl. TDRs)[5]	0.58	0.48	0.31	0.21	0.28	0.36
Reserves / Loans (Excl. HFS)	0.71	0.74	0.91	0.83	0.81	0.80
NCOs / Average Loans	0.10	0.06	0.03	0.04	0.11	0.03
Profitability Ratios						
Net Income Available to Common Shareholders	$23,772	$29,994	$52,136	$52,905	$65,642	$28,076
ROAA	1.11 %	0.88 %	1.18 %	0.97 %	1.04 %	0.84 %
ROACE	8.70	8.42	12.25	11.59	12.36	9.73
Net Interest Margin	4.10 %	4.06 %	3.84 %	3.92 %	3.62 %	3.39 %
Efficiency Ratio	64.37	67.75	61.84	65.26	61.61	67.37
Non-Interest Income / Avg. Assets	0.50	0.63	0.80	0.54	0.62	0.64
Non-Interest Expense / Avg. Assets	2.74	2.95	2.66	2.73	2.47	2.56

Note: Dollars in thousands. As of December 31.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of June 30, 2024. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

30

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q4'23	Q2'24
Construction - 1-4 Family Residential	$ 55,485	$ 60,780	$ 68,503	$ 90,861	$ 109,629	$ 117,128	$ 101,657
Other Const, Development, Vacant Land & Lots	155,569	183,401	334,562	457,667	612,445	552,670	535,808
Total Construction	**211,054**	**244,181**	**403,065**	**548,528**	**722,074**	**669,798**	**637,465**
% of Total Loans [(1)]	*13.8%*	*14.3%*	*13.5%*	*17.2%*	*15.7%*	*13.4%*	*12.3%*
% of Total Bank Capital	*94.1%*	*95.9%*	*106.0%*	*117.0%*	*116.7%*	*97.6%*	*90.2%*
Multi-Family Properties	39,273	36,454	95,707	97,508	98,637	108,432	146,120
Commercial Rental	226,723	284,795	496,198	525,977	967,915	1,072,280	1,079,915
Other Loans for Real Estate Purposes	10,286	708	736	500	409	481	259
Total Outstanding CRE Exposure	**$ 487,336**	**$ 566,138**	**$ 995,706**	**$ 1,172,513**	**$ 1,789,035**	**$ 1,850,991**	**$ 1,863,759**
% of Total Loans [(1)]	*31.9%*	*33.1%*	*33.3%*	*36.7%*	*38.8%*	*37.1%*	*36.1%*
% of Total Bank Capital	*217.2%*	*222.4%*	*262.0%*	*250.1%*	*289.1%*	*269.7%*	*263.6%*
Credit Ratings [(2)]							
Pass-Watch / Special Mention %	1.6%	0.5%	1.7%	2.7%	3.0%	2.4%	7.5%
Classified %	0.9%	0.9%	0.7%	1.2%	0.7%	0.6%	0.5%
Total Watch List %	2.5%	1.4%	2.4%	3.9%	3.6%	3.0%	8.0%
Past Dues [(3)]							
Nonaccrual Loans	$ 550	$ 1,449	$ 1,578	$ 1,701	$ 1,250	$ 4,569	$ 6,868
Past Due 90 days or more	-	-	77	-	4	-	-
Total Past Due	$ 550	$ 1,449	$ 1,654	$ 1,701	$ 1,254	$ 4,569	$ 6,868
Total Past Due / Total CRE Loans	*0.1%*	*0.3%*	*0.2%*	*0.1%*	*0.1%*	*0.2%*	*0.4%*
Net Charge Offs YTD [(4)]	$ (322)	$ (2)	$ 14	$ 147	$ (9)	$ 1,982	$ 62
Net Charge Offs YTD / CRE Loans	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*	*(0.00%)*	*0.11%*	*0.00%*

Note: Dollars in thousands.
(1) Calculated at the bank level based on FDIC call report data.
(2) Based on outstanding loan balances prior to accounting adjustments. Percentage based on CRE loans outstanding.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.
(4) All charge-offs are YTD through period noted.

31

OIL AND GAS LENDING –HISTORICAL PERFORMANCE

	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q4'23	Q2'24
Upstream	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 246	$ -	$ -	$ -
Midstream	25,490	18,148	6,518	$ 1,669	$ 1,048	$ -	$ 188	$ 278
Downstream	10,144	8,578	4,511	$ 467	$ 76	$ 156	$ -	$ -
Support / Services	70,765	86,802	77,221	$ 202,710	$ 182,711	$ 190,244	$ 157,698	$ 154,408
Total Energy Exposure	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 184,081**	**$ 190,400**	**$ 157,886**	**$ 154,686**
% of Total Loans	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*5.8%*	*4.1%*	*3.2%*	*3.0%*
% of Total Bank Capital	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*39.3%*	*29.0%*	*20.9%*	*20.0%*
Total Committed Energy Loans	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 243,052	$ 259,467	$ 223,009	$ 217,934
Credit Ratings								
Pass-Watch / Special Mention %	17.5%	8.6%	12.1%	8.7%	11.1%	6.2%	4.9%	6.2%
Classified %	3.1%	7.0%	3.6%	3.2%	2.9%	2.6%	1.5%	0.9%
Total Watch List % (1)	20.6%	15.6%	15.7%	12.0%	14.0%	8.8%	6.4%	7.1%
Past Dues(2)								
Nonaccrual Loans	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,008	$ 875	$ 377	$ 747
Past Due 90 days or more	-	-	-	71	-	50	-	-
Total Past Due	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,008	$ 925	$ 377	$ 747
Total Past Due / Total Energy Loans	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.1%*	*0.5%*	*0.2%*	*0.5%*
Net Charge Offs YTD	$ 2,889	$ -	$ 1,500	$ 251	$ (280)	$ 870	$ 5	$ 1
Net Charge Offs YTD/ Energy Loans	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*(0.2%)*	*0.5%*	*0.0%*	*0.0%*

Note: Dollars in thousands. Loan balances based on balances before accounting adjustments.

(1) Percentage based on Energy loans outstanding.

(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023 due to CECL adoption.

32

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion

	For the Year Ended December 31,					Fiscal Quarter				
	2019	2020	2021	2022	2023	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24
Core Net Income:										
Net Income	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 65,642	$ 18,389	$ 19,104	$ 14,474	$ 12,220	$ 15,856
Adjustments[1]:										
Sale of Impaired Credit	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 568	$ 277	$ 799	$ 566	$ -	$ -	$ -	$ -	$ (39)	$ -
Write-Down on Former Bank Premises	$ -	$ -	$ -	$ -	$ 341	$ -	$ -	$ 341	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (84)	$ (107)	$ (299)	$ 38	$ 2,023	$ 48	$ -	$ 1,974	$ 1	$ -
(Gain)/Loss on Sale of Banking Center	$ (243)	$ -	$ (354)	$ -	$ (745)	$ -	$ (735)	$ (10)	$ -	$ -
(Gain)on extinguishment of debt	$ -	$ -	$ -	$ -	$ (1,150)	$ (742)	$ (408)	$ -	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ -	$ 1,230	$ 395	$ -	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ 69	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 603	$ 7,832	$ 407	$ 4,236	$ 215	$ 54	$ 2	$ 62	$ 626	$ 417
Core Net Income	$ 24,614	$ 37,466	$ 53,919	$ 57,597	$ 66,326	$ 17,749	$ 17,963	$ 16,841	$ 12,808	$ 16,273
Core Return on Average Assets:										
Net Income	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 65,642	$ 18,389	$ 19,104	$ 14,474	$ 12,220	$ 15,856
Core Net Income	$ 24,545	$ 37,466	$ 53,919	$ 57,597	$ 66,326	$ 17,749	$ 17,963	$ 16,841	$ 12,808	$ 16,273
Average Assets	$ 2,136,081	$ 3,426,120	$ 4,403,670	$ 5,473,508	$ 6,341,880	$ 6,274,656	$ 6,474,935	$ 6,494,861	$ 6,667,527	$ 6,711,173
ROAA	1.11%	0.88%	1.18%	0.97%	1.04%	1.18%	1.17%	0.88%	0.74%	0.95%
Core ROAA	1.15%	1.09%	1.22%	1.05%	1.05%	1.13%	1.10%	1.03%	0.77%	0.98%
ROACE	8.70%	8.42%	12.25%	11.59%	12.36%	13.99%	14.16%	10.54%	8.51%	10.94%
Core ROACE	9.01%	10.51%	12.67%	12.62%	12.49%	13.50%	13.32%	12.27%	8.92%	11.22%
Average Diluted Shares Outstanding	13,670,777	18,243,445	20,634,281	22,817,493	25,296,200	25,333,372	25,288,660	25,333,913	25,429,194	25,395,614
Diluted Earnings per Common Share	$ 1.74	$ 1.64	$ 2.53	$ 2.32	$ 2.59	$ 0.73	$ 0.76	$ 0.57	$ 0.48	$ 0.62
Core Diluted Earnings per Common Share	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 2.62	$ 0.70	$ 0.71	$ 0.66	$ 0.50	$ 0.64
Net Interest Margin Excluding Loan Discount Accretion:										
Net Interest Income	$ 80,198	$ 127,646	$ 153,884	$ 199,577	$ 215,129	$ 53,326	$ 55,294	$ 53,760	$ 51,531	$ 54,009
Adjustments:										
Loan purchase discount accretion	(2,602)	(6,592)	(7,750)	(9,432)	(9,311)	(2,059)	(2,419)	(1,921)	(785)	(1,695)
Adjusted Net Interest Income	$ 77,596	$ 121,054	$ 146,134	$ 190,145	$ 205,818	$ 51,267	$ 52,875	$ 51,839	$ 50,746	$ 52,314
Average Interest-earning Assets	$ 1,956,719	$ 3,145,743	$ 4,011,773	$ 5,091,684	$ 5,939,405	$ 5,895,290	$ 6,071,129	$ 6,086,330	$ 6,246,130	$ 6,291,616
Net Interest Margin	4.10%	4.06%	3.84%	3.92%	3.62%	3.63%	3.61%	3.50%	3.32%	3.45%
Net Interest Margin excluding loan discount accretion	3.97%	3.85%	3.64%	3.73%	3.47%	3.49%	3.46%	3.38%	3.27%	3.34%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

33

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income and ROAA - Trailing Twelve Months	Fiscal Quarter				TTM
	Q3'23	Q4'23	Q1'24	Q2'24	Q2'24
Core Net Income:					
Net Income	$ 19,104	$ 14,474	$ 12,220	$ 15,856	$ 61,654
Adjustments[1]:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ (39)	$ -	$ (39)
Write-Down on Former Bank Premises	$ -	$ 341	$ -	$ -	$ 341
(Gain)/Loss on Sale of Securities	$ -	$ 1,974	$ 1	$ -	$ 1,975
(Gain)/Loss on Sale of Banking Center	$ (735)	$ (10)	$ -	$ -	$ (745)
(Gain)on extinguishment of debt	$ (408)	$ -	$ -	$ -	$ (408)
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 2	$ 62	$ 626	$ 417	$ 1,107
Core Net Income	$ 17,963	$ 16,841	$ 12,808	$ 16,273	$ 63,885
Core Return on Average Assets:					
Net Income	$ 19,104	$ 14,474	$ 12,220	$ 15,856	$ 61,654
Core Net Income	$ 17,963	$ 16,841	$ 12,808	$ 16,273	$ 63,885
Average Assets	$ 6,474,935	$ 6,494,861	$ 6,667,527	$ 6,711,173	$ 6,587,124
ROAA	1.17%	0.88%	0.74%	0.95%	0.94%
Core ROAA	1.10%	1.03%	0.77%	0.98%	0.97%
Average Diluted Shares Outstanding	25,288,660	25,333,913	25,429,194	25,395,614	25,361,845
Diluted Earnings per Common Share	$ 0.76	$ 0.57	$ 0.48	$ 0.62	$ 2.43
Core Diluted Earnings per Common Share	$ 0.71	$ 0.66	$ 0.50	$ 0.64	$ 2.51

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

34

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	Fiscal Quarter				
	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 600,968	$ 604,366	$ 644,259	$ 649,034	$ 664,530
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 529,038	$ 532,436	$ 572,329	$ 577,104	$ 592,600
Adjustments:					
Goodwill	(88,543)	(88,391)	(88,391)	(91,527)	(91,527)
Core deposit and other intangibles	(12,993)	(12,418)	(11,895)	(11,372)	(10,849)
Total Tangible Common Equity	$ 427,502	$ 431,627	$ 472,043	$ 474,205	$ 490,224
Tangible Assets					
Total Assets	$ 6,454,649	$ 6,488,781	$ 6,584,550	$ 6,695,558	$ 6,703,889
Adjustments:					
Goodwill	(88,543)	(88,391)	(88,391)	(91,527)	(91,527)
Core deposit and other intangibles	(12,993)	(12,418)	(11,895)	(11,372)	(10,849)
Total Tangible Assets	$ 6,353,113	$ 6,387,972	$ 6,484,264	$ 6,592,659	$ 6,601,513
Common Equity to Total Assets	8.20%	8.21%	8.69%	8.62%	8.84%
Tangible Common Equity to Tangible Assets	6.73%	6.76%	7.28%	7.19%	7.43%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 600,968	$ 604,366	$ 644,259	$ 649,034	$ 664,530
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 529,038	$ 532,436	$ 572,329	$ 577,104	$ 592,600
Adjustments:					
Goodwill	(88,543)	(88,391)	(88,391)	(91,527)	(91,527)
Core deposit and other intangibles	(12,993)	(12,418)	(11,895)	(11,372)	(10,849)
Total Tangible Common Equity	$ 427,502	$ 431,627	$ 472,043	$ 474,205	$ 490,224
Adjustments:					
Exclude AOCI	(81,296)	(94,236)	(66,585)	(71,634)	(67,784)
Total Tangible Common Equity (excl. AOCI)	$ 508,798	$ 525,863	$ 538,628	$ 545,839	$ 558,008
Common shares outstanding	25,344,168	25,344,168	25,351,809	25,485,383	25,502,175
Book Value per Common Share	$ 20.87	$ 21.01	$ 22.58	$ 22.64	$ 23.24
Tangible Book Value per Common Share	$ 16.87	$ 17.03	$ 18.62	$ 18.61	$ 19.22
Tangible Book Value per Common Share (excl. AOCI)	$ 20.08	$ 20.75	$ 21.25	$ 21.42	$ 21.88

Note: Dollars in thousands except per share data.

35

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	For the Year Ended December 31,				
	2019	2020	2021	2022	2023
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 580,481	$ 644,259
Preferred Stock	-	-	-	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 508,551	$ 572,329
Adjustments:					
Goodwill	(48,495)	(53,862)	(59,894)	(88,543)	(88,391)
Core deposit and other intangibles	(6,694)	(9,734)	(12,203)	(14,042)	(11,895)
Total Tangible Common Equity	$ 229,908	$ 346,367	$ 361,271	$ 405,966	$ 472,043
Tangible Assets					
Total Assets	$ 2,273,835	$ 4,160,360	$ 4,726,378	$ 5,990,460	$ 6,584,550
Adjustments:					
Goodwill	(48,495)	(53,862)	(59,894)	(88,543)	(88,391)
Core deposit and other intangibles	(6,694)	(9,734)	(12,203)	(14,042)	(11,895)
Total Tangible Assets	$ 2,218,646	$ 4,096,764	$ 4,654,281	$ 5,887,875	$ 6,484,264
Common Equity to Total Assets	12.54%	9.85%	9.17%	8.49%	8.69%
Tangible Common Equity to Tangible Assets	10.36%	8.45%	7.76%	6.89%	7.28%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 580,481	$ 644,259
Preferred Stock	-	-	-	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 285,097	$ 409,963	$ 433,368	$ 508,551	$ 572,329
Adjustments:					
Goodwill	(48,495)	(53,862)	(59,894)	(88,543)	(88,391)
Core deposit and other intangibles	(6,694)	(9,734)	(12,203)	(14,042)	(11,895)
Total Tangible Common Equity	$ 229,908	$ 346,367	$ 361,271	$ 405,966	$ 472,043
Adjustments:					
Exclude AOCI	2,613	10,628	(1,177)	(74,204)	(66,585)
Total Tangible Common Equity	$ 227,295	$ 335,739	$ 362,448	$ 480,170	$ 538,628
Common shares outstanding	13,279,363	20,621,437	20,400,349	25,110,313	25,351,809
Book Value per Common Share	$ 21.47	$ 19.88	$ 21.24	$ 20.25	$ 22.58
Tangible Book Value per Common Share	$ 17.31	$ 16.80	$ 17.71	$ 16.17	$ 18.62
Tangible Book Value per Common Share (excl. AOCI)	$ 17.12	$ 16.28	$ 17.77	$ 19.12	$ 21.25

Note: Dollars in thousands except per share data.

36

37 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Note: Dollars in thousands. (1) Excludes gains/losses on sales of securities. TTM Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 12/31/2022 12/31/2023 Q2'24 Core Efficiency Ratio: Noninterest Expense 39,702$ 38,607$ 39,714$ 42,522$ 43,110$ 149,409$ 156,702$ 163,953$ Core Adjustments (68)$ (2)$ (495)$ (715)$ (419)$ (5,679)$ (668)$ (1,631)$ Net Interest and Noninterest Income 65,345$ 65,177$ 62,676$ 60,918$ 66,185$ 228,935$ 254,336$ 254,956$ Core Adjustments (941)$ (1,449)$ (13)$ (50)$ -$ 30$ (2,403)$ (1,512)$ Efficiency Ratio(1) 60.76% 59.23% 63.36% 69.80% 65.14% 65.26% 61.61% 64.31% Core Efficiency Ratio 61.54% 60.58% 62.59% 68.68% 64.50% 62.77% 61.93% 64.05% Core Efficiency Ratio Fiscal Quarter Fiscal Year Ended

38 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Note: Dollars in thousands. Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Core pre-tax, pre-provision earnings: Pre-tax, pre-provision earnings 25,582$ 26,570$ 20,459$ 18,395$ 23,075$ Adjustments: Sale of Impaired Credit -$ -$ -$ -$ -$ -$ -$ -$ (50)$ -$ -$ -$ 432$ -$ -$ 61$ -$ 2,503$ 1$ -$ -$ (932)$ (13)$ -$ -$ (941)$ (517)$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 68$ 2$ 63$ 715$ 419$ Core pre-tax, pre-provision earnings 24,770$ 25,123$ 23,444$ 19,061$ 23,494$ (Gain) on Extinguishment of Debt Occupancy and bank premises- hurricane repair Insurance reimbursement of storm expenditures Acquisition-related expenses Core Pre-tax, Pre-provision Earnings Fiscal Quarter (Gain)/Loss Former Bank Premises & Equipment Write-Down on Former Bank Premises (Gain)/Loss on Sale of Securities (Gain)/Loss on Sale of Banking Center